Exhibit 10.5

Execution Version

CONFIDENTIAL

March 3, 2022

U.S. Well Services, LLC and the other Loan Parties (as defined below)

1360 Post Oak Boulevard, Suite 1800

Houston, Texas 77056

Attention: Kyle O’Neill

Re: Amendment to Term Loan C Side Letter

Ladies and Gentlemen:

Reference is made to that certain letter agreement, dated as of February 28, 2022 (as supplemented by that certain Joinder to Term Loan C Side Letter, dated as of March 1, 2022, by and among the parties thereto, the “Term Loan C Side Letter”), by and among U.S. Well Services, LLC, a Delaware limited liability company (the “Borrower”), U.S. Well Services, Inc., a Delaware corporation (the “Parent”), USWS Fleet 10, LLC, a Delaware limited liability company (“USWS Fleet 10”), USWS Fleet 11, LLC, a Delaware limited liability company (“USWS Fleet 11”, together with USWS Fleet 10, collectively, the “Subsidiary Guarantors”), USWS Holdings LLC, a Delaware limited liability company (“Holdings”, together with the Parent, the Borrower, and the Subsidiary Guarantors, collectively, the “Loan Parties”), Crestview III USWS Holdings 2, L.P. (“Crestview Holdings”), THRC Holdings, LP, a Texas limited partnership (“THRC”), David Matlin, Peter Schoels (together with Crestview Holdings, THRC and David Matlin, collectively, the “Term Loan C Lenders”) and Crestview III USWS, L.P., as Delaware limited partnership (“Crestview L.P.”), and Crestview III USWS TE, LLC, a Delaware limited liability company (“Crestview TE”, together with THRC, David Matlin, Peter Schoels and Crestview L.P., collectively, the “Warrant Holders”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Term Loan C Side Letter.

The Loan Parties, the Term Loan C Lenders, and the Warrant Holders desire to enter into this letter agreement (this “Amendment”) in order to amend the Term Loan C Side Letter as set forth herein.

The parties hereto hereby agree as follows:

1. Amendment. Section 1(a) of the Term Loan C Side Letter is hereby amended by deleting and replacing the references therein to (a) “fifty percent (50.0%)” with “thirty percent (30.0%)” and (b) “seventy-five percent (75.0%)” with “sixty-five percent (65.0%)”.

2. Effect. Except as expressly modified by this Amendment, the terms and provisions of the Term Loan C Side Letter remain in full force and effect in accordance with its terms.

3. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and all of which, taken together, shall constitute one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission (including an email of a signature page in “.pdf” or “.tif” format) shall be as effective as delivery of an original executed counterpart of this Amendment. The parties hereto agree that, for the avoidance of doubt, this Amendment and its contents are subject to the confidentiality, indemnification, limitation of liability, governing law, and waiver of jury trial provisions of the Term Loan C Side Letter.

4. Loan Document. The Loan Parties agree and acknowledge that this Amendment is a “Loan Document” as defined in the Credit Agreement and a “Term Loan Document” under the Intercreditor Agreement.

[Remainder of page left blank; signature pages follow.]

2

Please confirm that the foregoing is in accordance with your understanding by signing and returning to us the enclosed copy of this letter, which shall become a binding agreement upon our receipt.

Sincerely,

CRESTVIEW III USWS HOLDINGS 2, L.P., as a Term Loan C Lender

By: Crestview III USWS GP 2, LLC, its general partner

By:	/s/ Evelyn Pellicone
Name:	Evelyn Pellicone
Title:	Chief Financial Officer

CRESTVIEW III USWS, L.P., as a Warrant Holder

By: Crestview III USWS GenPar, LLC, its general partner

By:	/s/ Evelyn Pellicone
Name:	Evelyn Pellicone
Title:	Chief Financial Officer

CRESTVIEW III USWS TE, LLC, as a Warrant Holder

By:	/s/ Evelyn Pellicone
Name:	Evelyn Pellicone
Title:	Chief Financial Officer

[Signature Page – Side Letter Amendment (USWS – Consent and Sixth Amendment to Senior Secured Term Loan Credit Agreement)]

THRC HOLDINGS, LP, as a Term Loan C Lender and a Warrant Holder

By:	/s/ Matthew D. Wilks
Name:	Matthew D. Wilks
Title:	VP, Investment

[Signature Page – Side Letter Amendment (USWS – Consent and Sixth Amendment to Senior Secured Term Loan Credit Agreement)]

/s/ David Matlin
David Matlin,
as a Term Loan C Lender and a Warrant Holder

[Signature Page – Side Letter Amendment (USWS – Consent and Sixth Amendment to Senior Secured Term Loan Credit Agreement)]

/s/ Peter Schoels
Peter Schoels,
as a Term Loan C Lender and a Warrant Holder

[Signature Page – Side Letter Amendment (USWS – Consent and Sixth Amendment to Senior Secured Term Loan Credit Agreement)]

Acknowledged and Agreed by:

U.S. WELL SERVICES, LLC, as Borrower

By:	/s/ Kyle O’Neill
Name:	Kyle O’Neill
Title:	Chief Financial Officer

U.S. WELL SERVICES, INC., as Parent

By:	/s/ Kyle O’Neill
Name:	Kyle O’Neill
Title:	Chief Financial Officer

USWS HOLDINGS LLC, as Holdings

By:	/s/ Kyle O’Neill
Name:	Kyle O’Neill
Title:	Chief Financial Officer

USWS FLEET 10, LLC, as Subsidiary Guarantor

By:	/s/ Kyle O’Neill
Name:	Kyle O’Neill
Title:	Chief Financial Officer

USWS FLEET 11, LLC, as Subsidiary Guarantor

By:	/s/ Kyle O’Neill
Name:	Kyle O’Neill
Title:	Chief Financial Officer

[Signature Page – Side Letter Amendment (USWS – Consent and Sixth Amendment to Senior Secured Term Loan Credit Agreement)]